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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report     (Date of earliest event reported)      July 25, 2000
                                                     ---------------------------


                          Video Services Corporation
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               (Exact name of Registrant as Specified in Charter)


          Delaware                    0-23388                   13-3735647
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(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)
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                 240 Pegasus Avenue, Northvale, New Jersey 07647
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               (Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code    (201) 767-1000
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ITEM 5.  OTHER EVENTS.

         On July 25, 2000, Video Service Corporation, a Delaware corporation
(the "Company"), entered into a definitive agreement (the "Merger Agreement") with AT&T Corp. and Liberty Media Corporation ("Liberty Media") pursuant to which Liberty Media will acquire 100% of the Company's issued and outstanding common stock, par value $0.01 per share ("Company Common Stock") by means of a merger (the "Merger"). As contemplated by the Merger Agreement, each share of Company Common Stock outstanding immediately prior to the effective time of the Merger will be converted into and represent the right to receive, and will be exchangeable for (i) 0.104 of a share of Class A Liberty Media Group Stock and
(ii) $2.75 in cash.

         Also on July 25, 2000, Arnold P. Ferolito, Louis H. Siracucano, Theresa
Siracusano, Donald H. Buck, Carole Buck, Terrence A. Elkes, Kenneth Gorman,
Sandler Associates, Sandler Capital Management and J.K. Media L.P., collectively holders of approximately 72% of the issued and outstanding Company Common Stock entered into an agreement (the "Voting Agreement") with Liberty Media to vote in favor of the Merger. The Merger is subject to the expiration of applicable waiting periods under pre-notification regulations, Company stockholder approval and other customary closing conditions. Closing is anticipated to occur in the fourth quarter of 2000. Copies of the Merger Agreement, the Voting Agreement and the Company's press release dated July 25, 2000 are attached as Exhibits hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

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
         Exhibit No.                Description
         ----------                 -----------

         99.1                       Merger Agreement dated July 25, 2000 by and among AT&T Corp., E-Group Merger
                                    Corp., Liberty Media Corporation and Video Services Corporation.

         99.2                       Voting Agreement dated July 25, 2000 by and among Liberty Media Corporation,
                                    Arnold P. Ferolito, Louis H. Siracusano, Theresa Siracusano, Donald H. Buck,
                                    Carole Buck, Terrence A. Elkes, Kenneth Gorman, Sandler Associates, Sandler
                                    Capital Management and J.K. Media L.P.

         99.3                       Press Release of Video Services Corporation dated July 25, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 VIDEO SERVICES CORPORATION


Date:      August 2, 2000                        By:   /s/ Michael E. Fairbourne
                                                       -------------------------
                                                       Michael E. Fairbourne
                                                       Senior Vice President


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                                  EXHIBIT INDEX

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
         99.1                       Merger Agreement dated July 25, 2000 by and among AT&T Corp., E-Group Merger
                                    Corp., Liberty Media Corporation and Video Services Corporation.

         99.2                       Voting Agreement dated July 25, 2000 by and among Liberty Media Corporation,
                                    Arnold P. Ferolito, Louis H. Siracusano, Theresa Siracusano, Donald H. Buck,
                                    Carole Buck, Terrence A. Elkes, Kenneth Gorman, Sandler Associates, Sandler
                                    Capital Management and J.K. Media L.P.

         99.3                       Press Release of Video Services Corporation dated July 25, 2000.
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